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                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CONEXANT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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

[CONEXANT LOGO]

January 10, 2001

Dear Shareowner:

     Conexant's 2001 Annual Meeting of Shareowners will be held at 9:00 a.m. Eastern Standard Time on Wednesday, February 28, 2001, at the New York Marriott Marquis Hotel, located at 1535 Broadway, New York, New York. We look forward to your attending either in person or by proxy. Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting and Proxy Statement. Shareowners may also access the Notice of Annual Meeting and the Proxy Statement via the Internet at http://www.conexant.com.

     If you plan to attend the meeting, please request an admittance card by marking the appropriate box on the Proxy Card and returning it in the enclosed envelope, or by indicating your intention to attend when voting by telephone or via the Internet, and an admittance card will be forwarded to you promptly.

                                          Sincerely yours,

                                          /s/ DWIGHT W. DECKER

                                          Dwight W. Decker
                                          Chairman of the Board and Chief
                                          Executive Officer

RETURN OF PROXY CARD

     Please complete, sign, date and return the accompanying Proxy Card promptly in the enclosed addressed envelope, even if you plan to attend the Annual Meeting. Postage need not be affixed to the envelope if mailed in the United States.

     The immediate return of your Proxy Card will be of great assistance in preparing for the Annual Meeting and is, therefore, urgently requested. If you attend the Annual Meeting and have made arrangements to vote in person, your Proxy Card will not be used.

VOTING ELECTRONICALLY OR BY TELEPHONE

     Instead of submitting your proxy vote with the accompanying paper Proxy Card, you may vote electronically via the Internet or by telephone in accordance with the procedures set forth on the Proxy Card.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

     If you plan to attend the Annual Meeting to be held at 9:00 a.m. Eastern Standard Time on Wednesday, February 28, 2001, at the New York Marriott Marquis Hotel, located at 1535 Broadway, New York, New York, please be sure to request an admittance card by:

     - marking the appropriate box on the Proxy Card and mailing the card using the enclosed envelope; or

     - indicating your desire to attend the meeting through Conexant's telephone or Internet voting procedures.

     IF YOU PLAN TO ATTEND THE ANNUAL MEETING, IT WILL BE NECESSARY FOR YOU TO OBTAIN AN ADMITTANCE CARD.

     IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME AND YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON, IN ADDITION TO OBTAINING AN ADMITTANCE CARD, YOU SHOULD CONTACT YOUR BROKER OR AGENT IN WHOSE NAME YOUR SHARES ARE REGISTERED TO OBTAIN A BROKER'S PROXY AND BRING IT TO THE ANNUAL MEETING IN ORDER TO VOTE.

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

Dear Shareowner:

     You are cordially invited to attend the 2001 Annual Meeting of Shareowners of Conexant Systems, Inc. ("Conexant" or the "Company") which will be held on Wednesday, February 28, 2001, at 9:00 a.m. Eastern Standard Time, at the New York Marriott Marquis Hotel, located at 1535 Broadway, New York, New York. The Annual Meeting is being held for the following purposes:

1. To elect two members of the Board of Directors of the Company with terms expiring at the 2004 Annual Meeting of Shareowners;

2. To ratify the appointment by the Board of Directors of the accounting firm of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and

3. To transact such other business as may properly come before the 2001 Annual Meeting or any adjournment thereof.

     These items are fully discussed in the following pages. Only shareowners of record at the close of business on January 2, 2001 will be entitled to notice of, and to vote at, the 2001 Annual Meeting. A list of shareowners entitled to notice of, and to vote at, the 2001 Annual Meeting will be available for inspection by any shareowner at the offices of the Company, 4311 Jamboree Road, Newport Beach, California 92660-3095, for at least ten days prior to the 2001 Annual Meeting and also at the Meeting.

     Shareowners are requested to complete, sign, date and return the Proxy Card as promptly as possible. A return envelope is enclosed. Submitting your proxy with the Proxy Card, or via the Internet, or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [/s/ DENNIS E. O'REILLY]

                                          Dennis E. O'Reilly
                                          Secretary

January 10, 2001

                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Conexant Systems, Inc. ("Conexant" or the "Company") for use in voting at the 2001 Annual Meeting of Shareowners (the "Annual Meeting") to be held at 9:00 a.m. Eastern Standard Time on Wednesday, February 28, 2001, at the New York Marriott Marquis Hotel, located at 1535 Broadway, New York, New York, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of 2001 Annual Meeting of Shareowners. This proxy statement and the proxy are first being mailed to shareowners and made available on the Internet (http://www.conexant.com) on or about January 10, 2001.

     On September 13, 1999, the Board of Directors of the Company declared a 2-for-1 stock split in the form of a stock dividend payable on October 29, 1999 to holders of record of the Company's Common Stock as of the close of business on September 24, 1999 (the "Stock Split"). In connection with the Stock Split, certain adjustments were made to the Company's stock-based compensation plans and outstanding awards thereunder. All information in this Proxy Statement regarding the Company's Common Stock and awards under the Company's stock-based compensation plans gives effect to the Stock Split and the related adjustments. For presentation purposes, references made to the September 30, 1999 period relate to the actual fiscal year ended October 1, 1999, and references made to the September 30, 2000 period relate to the actual fiscal year ended September 29, 2000.

VOTING AND REVOCABILITY OF PROXIES

     When proxies are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareowner. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein and FOR ratification of the appointment of the independent auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A shareowner giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary prior to the Annual Meeting or by giving a valid, later dated proxy.

     The enclosed Proxy Card also offers shareowners the option to access materials for any future shareowner meeting electronically via the Internet. A shareowner who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future shareowner meetings to shareowners who do not consent to access such materials electronically.

     It is the Company's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

     Each share of Common Stock of the Company outstanding on the record date will be entitled to one vote on all matters. The one share of the Company's Series B Voting Preferred Stock outstanding on the record date will be entitled to one vote for every exchangeable share of Philsar Semiconductor Inc., a subsidiary of the Company ("Philsar"), outstanding on the record date and not held by the Company. The Company's Common Stock and Series B Voting Preferred Stock will vote together as one class on all matters to be voted on at the Annual Meeting. The two candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes, a quorum being present, will be elected. The ratification of the appointment of the independent auditors will require the affirmative vote of a majority of the votes entitled to be cast by holders of shares of the Company's Common Stock and Series B Voting Preferred Stock, voting together as a single class, present or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present. Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the shareowners, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented by proxy for purposes of determining whether shareowner approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

RECORD DATE, QUORUM AND SHARE OWNERSHIP

     Only shareowners of record at the close of business on January 2, 2001 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock and Series B Voting Preferred Stock outstanding on the record date is required for a quorum. As of January 2, 2001, there were 242,425,144 shares of the Company's Common Stock and one share of the Company's Series B Voting Preferred Stock issued and outstanding. The outstanding share of Series B Voting Preferred Stock is held by CIBC Mellon Trust Company, as trustee (the "Trustee"), on behalf of the holders of exchangeable shares of Philsar. On January 2, 2001, there were 1,728,821 exchangeable shares of Philsar outstanding and not held by the Company. The Trustee will exercise the voting rights of the Series B Voting Preferred Stock only to the extent it receives voting instructions from the holders of the Philsar exchangeable shares.

ELECTION OF DIRECTORS (PROPOSAL 1)

     The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. The two directors in Class II will be elected at the 2001 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in the year 2004. The two directors in Class I and the one director in Class III are serving terms expiring at the Company's Annual Meeting of Shareowners in 2003 and 2002, respectively.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees specified in "Class II--Nominees for Directors with Terms Expiring in 2004," below, who now serve as directors with terms extending to the 2001 Annual Meeting and until their successors are elected and qualified. If either such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy or (2) for the other nominee only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that either of the nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the 2004 Annual Meeting of Shareowners and until their successors are elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Company, the name, age and principal occupation; the position, if any, with the Company; and other directorships held.

CLASS II--NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2004

DONALD R. BEALL                        PHOTO                  Mr. Beall has been a Director of Conexant
Age 62                                                        since 1998. He is the retired Chairman of
Retired Chairman and Chief                                    the Board and Chief Executive Officer of
Executive Officer of                                          Rockwell International Corporation
Rockwell International Corporation                            ("Rockwell") (electronic controls and
                                                              communications) and has been a director of
                                                              Rockwell since 1978. He served as Chairman
                                                              of the Board of Rockwell from February 1988
                                                              to February 1998 and Chief Executive Officer
                                                              of Rockwell from February 1988 to September
                                                              1997. Mr. Beall is also Chairman of the
                                                              Executive Committee of the Board of
                                                              Directors of Rockwell. Mr. Beall is a
                                                              director of ArvinMeritor, Inc. and The
                                                              Procter & Gamble Company. He is a trustee of
                                                              California Institute of Technology, a member
                                                              of the Foundation Board of Trustees at the
                                                              University of California--Irvine and an
                                                              Overseer of the Hoover Institution. He is
                                                              also a member of The Business Council and
                                                              numerous professional, civic and
                                                              entrepreneurial organizations.

JERRE L. STEAD                         (PHOTO)                Mr. Stead has been a Director of Conexant
Age 58                                                        since 1998. In May 2000 he retired as
Retired Chairman and Chief                                    Chairman of the Board and Chief Executive
Executive Officer of                                          Officer of Ingram Micro Inc. (computer
Ingram Micro Inc.                                             technology products and services), positions
                                                              he had held since August 1996. Mr. Stead
                                                              served as Chief Executive Officer and
                                                              Chairman of the Board of LEGENT Corporation
                                                              (software development) from January 1995 to
                                                              August 1995. Prior thereto, Mr. Stead was
                                                              Executive Vice President of American
                                                              Telephone and Telegraph Company and Chief
                                                              Executive Officer of AT&T Global Information
                                                              Solutions (NCR Corporation) from May 1993 to
                                                              December 1994. He is a director of Armstrong
                                                              World Industries, Inc., Brightpoint, Inc.
                                                              and Thomas & Betts Corporation. Mr. Stead is
                                                              Chairman of the Board of the Center of
                                                              Ethics and Values at Garrett Seminary on the
                                                              Northwestern University campus.

CLASS I--CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003

DWIGHT W. DECKER                       (PHOTO)                Mr. Decker has been a Director of Conexant
Age 50                                                        since its incorporation in 1996. Mr. Decker
Chairman of the Board and                                     has been Chairman of the Board and Chief
Chief Executive Officer of                                    Executive Officer of the Company since
the Company                                                   November 1998. He served as Senior Vice
                                                              President of Rockwell (electronic controls
                                                              and communications) and President, Rockwell
                                                              Semiconductor Systems from July 1998 to
                                                              December 1998; Senior Vice President of
                                                              Rockwell and President, Rockwell
                                                              Semiconductor Systems and Electronic
                                                              Commerce from March 1997 to July 1998;
                                                              President, Rockwell Semiconductor Systems
                                                              from October 1995 to March 1997; President,
                                                              Telecommunications of Rockwell from June
                                                              1995 to October 1995; and Vice
                                                              President/General Manager, Digital
                                                              Communications Division of Rockwell's
                                                              Telecommunications Division prior thereto.

F. CRAIG FARRILL                       (PHOTO)                Mr. Farrill has been a Director of Conexant
Age 48                                                        since 1998. Mr. Farrill has been Managing
Managing Director and Chief                                   Director and Chief Technology Officer of
Technology Officer of inOvate                                 inOvate Communications Group (wireless
Communications Group and Former Chief                         communications) since September 2000. Prior
Technology Officer of Vodafone                                thereto, he was Chief Technology Officer of
AirTouch Plc                                                  Vodafone AirTouch Plc (wireless
                                                              communications) from July 1999 to July 2000
                                                              and was Vice President, Strategic Technology
                                                              of AirTouch Communications, Inc. (wireless
                                                              communications) from June 1996 to July 1999.
                                                              From June 1991 to June 1996, Mr. Farrill
                                                              served as Vice President of Technology,
                                                              Planning and Development of AirTouch
                                                              Communications, Inc. He is also a member of
                                                              the Board of Directors and a corporate
                                                              officer of the CDMA Development Group, a
                                                              digital cellular technology consortium,
                                                              which he founded in 1993.

CLASS III--CONTINUING DIRECTOR WITH TERM EXPIRING IN 2002

RICHARD M. BRESSLER                    (PHOTO)                Mr. Bressler has been a Director of Conexant
Age 70                                                        since 1998. He served as Chief Executive
Retired Chairman of the Board of El                           Officer of Burlington Northern Inc. (rail
Paso Energy Corp.                                             transportation) from 1980 through 1988. Mr.
                                                              Bressler retired in October 1990 as Chairman
                                                              of both Burlington Northern Inc. and
                                                              Burlington Resources Inc. (natural resources
                                                              operations), positions he had held since
                                                              1982 and 1989, respectively. He served as
                                                              Chairman of Plum Creek Management Company
                                                              (timber operations) from April 1989 to
                                                              January 1993 and as Chairman of the El Paso
                                                              Natural Gas Company, now known as El Paso
                                                              Energy Corp. (natural gas operations), from
                                                              October 1990 through December 1993. Mr.
                                                              Bressler is active in a number of business
                                                              and civic organizations.

BOARD COMMITTEES AND MEETINGS

     The standing committees of the Board of Directors of the Company are an Audit Committee, a Board Composition Committee, a Compensation and Management Development Committee, and a Technology, Environmental and Social Responsibility Committee, each of which is comprised of non-employee directors. The functions of each of these four committees are described below. The members of the standing committees are identified in the following table.

                                                     COMPENSATION &        TECHNOLOGY,
                                          BOARD        MANAGEMENT        ENVIRONMENTAL &
          DIRECTOR             AUDIT   COMPOSITION    DEVELOPMENT     SOCIAL RESPONSIBILITY
          --------             -----   -----------   --------------   ---------------------
D. R. Beall..................               x*             x                    x
R. M. Bressler...............    x*         x
F. C. Farrill................    x          x                                   x*
J. L. Stead..................    x          x              x*

------------------------------
* Chairman

     The Audit Committee:

     - reviews the scope and effectiveness of audits of the Company by the Company's independent public accountants and internal auditors;

     - selects and recommends to the Board of Directors the employment of independent public accountants for the Company, subject to approval of the shareowners;

     - reviews the audit plans of the Company's independent public accountants and internal auditors;

     - reviews and approves the fees charged by the independent public accountants;

     - reviews the Company's quarterly and annual financial statements before their release;

     - reviews the adequacy of the Company's system of internal controls and recommendations of the independent public accountants with respect thereto;

     - reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and

     - monitors compliance by the employees of the Company with the Company's standards of business conduct policies.

     At October 1, 1999, the members of the Audit Committee were Messrs. Bressler and Stead. On August 11, 2000, Mr. Farrill was appointed as an additional member of the Audit Committee. The Committee acts pursuant to a written charter which was adopted by the Board of Directors of the Company on November 30, 1998, amended on August 11, 2000 and amended and restated on December 20, 2000, a copy of which is attached hereto as Appendix A. In the opinion of the Board of Directors of the Company, all current members of the Company's Audit Committee are independent directors within the meaning of Rule 4200(a)(14) of the Rules of the National Association of Securities Dealers, Inc. The Committee met three times during the 2000 fiscal year.

     The principal functions of the Board Composition Committee are to consider and recommend to the Board of Directors qualified candidates for election as directors of the Company and periodically to prepare and submit to the Board of Directors for adoption the Committee's selection criteria for director nominees. The Committee periodically assesses the performance of the Board of Directors and reports thereon to the Board. Shareowners of the Company may recommend candidates for consideration by the Committee by writing to the Secretary of the Company within certain time periods specified in the Company's By-laws, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The Committee did not meet during the 2000 fiscal year.

     The principal functions of the Compensation and Management Development Committee (the "Compensation Committee") are to evaluate the performance of the Company's senior executives and plans for management succession and development, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The members of the Compensation Committee are ineligible to participate in any of the plans or programs which are administered by the Committee except the Company's Directors Stock Plan. The Committee met five times during the 2000 fiscal year.

     The Technology, Environmental and Social Responsibility Committee reviews and monitors science and technological activities of the Company and reviews and assesses the Company's policies and practices in the following areas: employee relations, with an emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met once during the 2000 fiscal year.

     The Board of Directors held 22 meetings during the 2000 fiscal year. Each director is expected to attend each meeting of the Board and those committees on which he serves. No director attended less than 75% of all the meetings of the Board and those committees on which he served in the 2000 fiscal year.

DIRECTORS' COMPENSATION

     Non-employee directors of the Company receive a retainer at the rate of $30,000 per year for Board service. Prior to February 10, 2000, the Directors Stock Plan provided that upon initial election to the Board, each non-employee director was granted an option to purchase 80,000 (40,000 prior to the adjustment as a result of the Stock Split) shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of grant. Such stock options become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date the options were granted. In addition, following completion of one year of service on the Board, each non-employee director would thereafter be granted an option to purchase 30,000 (15,000 prior to the adjustment as a result of the Stock Split) shares of the Company's Common Stock immediately after each Annual Meeting of Shareowners of the Company. Pursuant to the Directors Stock Plan, in January 1999 each non-employee director was granted an option to purchase 80,000 shares of the Company's Common Stock. Such stock options become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date the options were granted. On February 10, 2000, the Directors Stock Plan was amended to reduce the initial grant of options to purchase shares of the Company's Common Stock to non-employee directors from 80,000 to 40,000 shares and the annual grants of options to non-employee directors following the initial grant from 30,000 to 20,000 shares. Following the 2000 Annual Meeting, each non-employee director was granted an option to purchase 20,000 shares of the Company's Common Stock.

     Under the terms of the Company's directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director also has the alternative each year to determine whether to defer all or any portion of the cash retainer by electing to receive restricted shares valued at the closing price of the Company's Common Stock on the Nasdaq National Market on the date each retainer payment would otherwise be made in cash.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on Audit Committee matters:

     The Audit Committee acts pursuant to a written charter which was adopted by the Board of Directors of the Company on November 30, 1998, amended on August 11, 2000 and amended and restated on December 20, 2000. The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2000 with management and it has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Deloitte & Touche LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP the independence of that firm. Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

                                Audit Committee

                         Richard M. Bressler, Chairman
                                F. Craig Farrill
                                 Jerre L. Stead

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee, which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY AND OBJECTIVES OF THE COMPANY

     The Compensation Committee has adopted for the Company a general compensation philosophy of "pay for performance" in which total cash compensation should vary with Company performance. The Compensation Committee believes this philosophy is appropriate for the Company as a high technology, semiconductor company. The Compensation Committee's goal is to provide base salary and opportunity for annual incentives sufficient to provide total cash compensation at market competitive levels for major U.S. high technology companies and to provide long-term incentives in the form of stock option grants to its executives at slightly above market competitive levels for major U.S. high technology companies.

     Total cash compensation for the majority of the Company's employees, including its executive officers, consists of the following:

     - Base salary; and

     - An annual incentive compensation program that is related to growth in certain financial performance measures of the Company and/or its stock price appreciation, and based on an individual bonus target for the performance period. The annual incentive maximum from year to year may be delivered in cash, restricted stock or stock options.

     Long-term incentive compensation is realized through the grant of stock options and, in some cases, shares of restricted stock, to executive officers and most employees under the Company's 1999 Long Term Incentives Plan (the "1999 LTIP") and 2000 Non-Qualified Stock Plan.

     In addition to encouraging stock ownership by granting stock options and restricted stock, the Company further encourages all of its employees to own the Company's Common Stock through the Company's 1999 Employee Stock Purchase Plan and 1999 Non-Qualified Employee Stock Purchase Plan (the "ESPPs"). The ESPPs allow participants to buy the Company's Common Stock at a discount to the market price with up to 10% of their salary and bonuses (subject to certain limits), thereby allowing employees to profit when the value of the Company's Common Stock increases over time.

SETTING EXECUTIVE COMPENSATION

     In setting the base salary and individual bonus target amount for executive officers, the Compensation Committee reviews information relating to executive compensation of U.S.-based semiconductor and other high technology companies that are considered generally comparable to the Company. While there is no specific formula that is used to establish executive compensation in relation to this market data, executive officer base salary is generally set to be around the average salaries for comparable jobs in the marketplace. However, if the Company's business groups meet or exceed certain predetermined financial and non-financial goals, amounts paid under the Company's performance-based incentive compensation programs may lead to total cash compensation levels that are higher than the average salaries for comparable jobs. The Compensation Committee considers the total compensation (earned or potentially available) of the senior executives in establishing each component of compensation. In its review, the Compensation Committee considers the following: (1) industry, peer group and national surveys of other U.S. semiconductor and high technology companies; (2) reports of the independent compensation consultants who advise the Compensation Committee on the Company's compensation programs in comparison with those of other companies which the consultants believe compete with the Company for executive talent; and (3) performance judgments as to the past and expected future contributions of individual senior executives.

     As a result of this process, and in accordance with the Company's compensation philosophy that total cash compensation should vary with Company performance, the Compensation Committee establishes base salaries of the Company's executive officers at levels which the Compensation Committee believes are at the average of base salaries of executives of companies considered by the Compensation Committee to be comparable to the Company. In addition, as set forth below, a significant part of each executive officer's potential total cash compensation is dependent on the performance of the Company as measured through its performance-based incentive compensation program.

PERFORMANCE-BASED COMPENSATION

     The Company's executive annual incentive compensation plan is based on the overall financial performance of the Company. In any given year, that performance is measured by either stock price appreciation or the performance of the product platform for which the executive has responsibility or other functional performance criteria and the attainment of strategic development goals. In addition, executive incentive compensation awards may be adjusted by an individual performance multiplier. The Chief Executive Officer's annual incentive plan has the same components as the executive plan. This award may also be adjusted by the Board of Directors based on individual performance. For all executives, the annual incentive award value is targeted at competitive market levels for semiconductor and other high technology companies.

STOCK OPTIONS AND RESTRICTED STOCK

     The Company grants stock options to aid in the retention of employees and to align the interests of employees with those of the shareowners. Stock options have value for an employee only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains employed by the Company for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ. In addition, stock options directly link a portion of an employee's compensation to the interests of shareowners by providing an incentive to maximize shareowner value.

     The Company's 1999 LTIP is generally used for making grants of incentive stock options, nonqualified stock options and restricted stock to officers and other employees as a part of the Company's executive performance review process. In addition, the Company's 2000 Non-Qualified Stock Plan authorizes the grant of nonqualified stock option and restricted stock awards to officers and other employees. Annual stock option grants for executives are a key element of market-competitive total compensation. In fiscal year 2000, stock options for the executive officers were granted upon recommendation of management and approval of the Compensation Committee. Individual grant amounts were based on internal factors such as relative job scope and contributions made during the past year, as well as a review of publicly available data on senior management compensation at other companies. In general, options are exercisable in 25% increments over a four-year period, first exercisable one year after the date of grant (e.g., 25% of options granted in 2000 become exercisable on the anniversary of the date of grant in 2001). In view of the fact that the stock price of the Company's Common Stock had remained below the grant price of the stock option grants for a number of months, the Compensation Committee recommended to the Board of Directors to advance the normally scheduled option grants to executive officers under the 1999 LTIP from February 2001 to July 24, 2000 and option grants to other employees under the 2000 Non-Qualified Stock Plan from January 2001 to July 24, 2000. The Compensation Committee considered the advancement of these option grants to be important as a method of retaining and motivating valuable employees during a period of intense competition among companies in the semiconductor industry. The Company's Board of Directors approved the advancement of these option grants.

COMPLIANCE WITH SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain performance-based compensation that has been approved by shareowners is not subject to the deduction limit. The 1999 LTIP is qualified so that awards under the plan constitute performance-based compensation not subject to the deduction limit under Section 162(m). It is the Committee's objective that, so long as it is consistent with its overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible by the Company for federal income tax purposes.

COMPANY PERFORMANCE AND CEO COMPENSATION

     The Company's compensation program is designed to support the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chairman and Chief Executive Officer, Dwight W. Decker.

     Mr. Decker's base salary and incentive target is determined in the same manner as described above for all executive officers. In setting compensation levels for the Chief Executive Officer, the Compensation Committee considers data reflecting comparative compensation information from other companies for the prior year. Effective January 1, 2000, Mr. Decker's salary was set at $700,000, a 16.7% increase from his fiscal year 1999 salary and at approximately the average base salary level of the chief executive officers of the Company's peers. In approving this salary level, the Compensation Committee considered an analysis of information gathered through Sibson and Company, and from the proxy statements of several comparable companies, in addition to comparative compensation data published in salary surveys of a number of semiconductor and high technology, as well as general industrial, companies. Mr. Decker's bonus for the fiscal year ended September 30, 2000 was $950,000. The bonus amount was based on a pre-determined bonus formula which included Company financial performance, progress on Company business strategies, and formal leadership feedback from the Conexant executive management team.

               Compensation and Management Development Committee

                            Jerre L. Stead, Chairman
                                Donald R. Beall

SHAREOWNER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareowner return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index for the 21-month period beginning January 4, 1999 and ending September 30, 2000. The graph assumes that $100 was invested on January 4, 1999, the first day of public trading of the Company's Common Stock, in each of the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock.

            Comparison of Twenty-One-Month Cumulative Total Return*
                         Among Conexant Systems, Inc.,
                      the Nasdaq Stock Market (U.S.) Index
                   and the Nasdaq Electronic Components Index

                              [PERFORMANCE GRAPH]

        * $100 Invested on 1/4/1999 in Stock or Index--
         Including Reinvestment of Dividends.
         Fiscal Year Ending September 30.

                                                              CUMULATIVE TOTAL RETURN
                       -----------------------------------------------------------------------------------------------------
                       01/04/1999   03/31/1999   06/30/1999   09/30/1999   12/31/1999   03/31/2000   06/30/2000   09/30/2000
                       ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Conexant Systems,
  Inc. .............      100          147          309          386          706          755          517          445
Nasdaq Stock Market
  (U.S.)............      100          111          122          125          185          207          180          166
Nasdaq Electronic
  Components........      100          102          116          138          184          294          287          241

EXECUTIVE COMPENSATION

     The Company, which was incorporated in 1996, became a publicly-held company through the pro rata distribution by Rockwell of all the outstanding shares of Common Stock, par value $1 per share, of the Company, to Rockwell's shareowners on December 31, 1998 (the "Distribution"). The Company did not pay any compensation to its executive officers for services rendered in all capacities to the Company and its subsidiaries prior to that date. The information shown below reflects the annual and long-term compensation, from all sources, of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company at September 30, 2000 (the "Named Executive Officers"), for services rendered in all capacities to the Company or to Rockwell and its subsidiaries for the fiscal years ended September 30, 1998, 1999 and 2000, except as noted below. In many cases, the individuals listed below served Rockwell and its subsidiaries in different capacities than those in which they serve the Company.

                         SUMMARY COMPENSATION TABLE(1)

                                                                                                                    ALL OTHER
                                                                                           LONG-TERM                COMPENSA-
                                                                                          COMPENSATION               TION(4)
                                            ANNUAL COMPENSATION                ----------------------------------   ---------
                                 -----------------------------------------             AWARDS            PAYOUTS
                                                                   OTHER       ----------------------   ---------
                                                                  ANNUAL       RESTRICTED     STOCK     LONG-TERM
  NAME AND PRINCIPAL POSITION                                    COMPENSA-       STOCK       OPTIONS    INCENTIVE
      WITH THE COMPANY(2)        YEAR    SALARY     BONUS(3)       TION        AWARDS(3)    (SHARES)     PAYOUTS
-------------------------------  ----   --------    --------     ---------     ----------   ---------   ---------
Dwight W. Decker...............  2000   $669,231    $950,000      $80,440         --        1,250,000      --        $26,769
  Chairman of the Board          1999    444,385     336,518       46,889         --        1,000,000      --         20,873
  and Chief Executive Officer    1998    357,405          --       16,839         --          178,564      --             --
Raouf Y. Halim.................  2000    334,615     234,437       72,565         --          885,000      --         13,385
  Senior Vice President and      1999    266,408     126,805(5)    44,440         --          520,000      --         12,977
  General Manager--              1998    227,324          --       13,404         --               --      --         13,640
  Network Access
Moiz M. Beguwala...............  2000    343,846(6)  120,142       19,297         --          225,000      --         12,831
  Senior Vice President and      1999    245,309     126,805(5)    26,377         --          470,000      --         12,328
  General Manager--              1998    216,058      24,998        5,772         --          119,044      --         12,963
  Wireless Communications
Balakrishnan S. Iyer...........  2000    320,769     227,085       65,962         --          500,000      --         12,831
  Senior Vice President and      1999    282,693     341,805(7)    55,126(8)      --          700,000      --          6,400
  Chief Financial Officer
F. Matthew Rhodes..............  2000    292,308     276,558(9)    22,969         --          300,000      --         10,850
  Senior Vice President and      1999    217,616     211,805(10)   21,119(11)     --          300,000      --         11,418
  General Manager--
  Personal Computing

------------------------------
 (1) Mr. Iyer joined the Company in October 1998, and Mr. Rhodes became an executive officer of the Company in November 1998; therefore, for these two executive officers, compensation information is provided only for fiscal years 1999 and 2000.

 (2) The table reflects the positions held with the Company at September 30, 2000. The Named Executive Officers served Rockwell and its subsidiaries in the following capacities during fiscal years 1998 and 1999 and the compensation reflected in the table for these years was paid by Rockwell to the Named Executive Officers in such capacities: Mr. Decker--Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems (July 1998 - December 1998), Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems and Electronic Commerce (March 1997 - July
     1998); Mr. Halim--Vice President and General Manager--Network Access Division, Rockwell Semiconductor Systems, Inc. (February 1997 - December
     1998); Mr. Beguwala--Vice President and General Manager--Wireless Communications Division (October 1998 - December 1998), Vice President and General Manager--Personal Computing Division (January 1998 - October 1998) and Vice President, Worldwide Sales (October 1995 - January 1998), Rockwell Semiconductor Systems, Inc.; Mr. Iyer--Senior Vice President and Chief Financial Officer, Rockwell Semiconductor Systems, Inc. (October
     1998 - December 1998); and Mr. Rhodes--Vice President and General Manager--Personal Computing Division (October 1998 - December 1998) and Director, Marketing Software Products (January 1997 - October 1998), Rockwell Semiconductor Systems, Inc.

 (3) On January 4, 1999, each Named Executive Officer received shares of restricted stock valued at $9.4063 per share, the closing price of the Company's Common Stock on the Nasdaq National Market on that day. The total value of each Named Executive Officer's shares is included in his bonus for fiscal year 1999, as such shares were granted in lieu of payments from the Company's cash incentive plans in fiscal 1999. Mr. Decker received 35,776 shares ($336,520) and each of Messrs. Halim, Beguwala, Iyer and Rhodes received 9,760 shares ($91,805).

 (4) Amounts contributed or accrued for the Named Executive Officers under the Rockwell and Conexant savings plans and the related supplemental savings plans.

 (5) Includes a retention bonus of $35,000 paid to Messrs. Halim and Beguwala as consideration for their remaining with Conexant after the Distribution.

 (6) Includes $23,077 paid to Mr. Beguwala in lieu of vacation.

 (7) Includes a hire-on bonus of $250,000 paid to Mr. Iyer upon his joining the Company in October 1998.

 (8) Includes $26,757 paid in connection with the relocation of Mr. Iyer's residence in Southern California upon his joining the Company.

 (9) Includes a retention bonus of $60,000 paid to Mr. Rhodes in connection with Rockwell's acquisition of Pacific Communication Sciences, Inc.

(10) Includes a retention bonus of $120,000 paid to Mr. Rhodes in connection with Rockwell's acquisition of Pacific Communication Sciences, Inc.

(11) Includes $3,437 paid in connection with the relocation of Mr. Rhodes' residence within Southern California.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Distribution, Rockwell and the Company entered into several agreements, including agreements relating to services to be provided by Rockwell to the Company following the spin-off, the allocation of liabilities and obligations with respect to taxes, employee benefit plans and compensation arrangements, and other matters. At the time these agreements were negotiated and executed, certain of the Company's directors and executive officers also served as a director and executive officers of Rockwell. The Company believes the terms of these agreements to be fair.

     The Company has entered into change of control employment agreements ("Employment Agreements") with certain key executives, including Messrs. Decker, Halim, Beguwala, Iyer and Rhodes. Each such Employment Agreement becomes effective upon a "change of control" of the Company (as defined in the Employment Agreement). Each Employment Agreement provides for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the Company without "cause" or if the executive terminates his or her own employment for "good reason" (each as defined in the Employment Agreement), the executive is entitled to severance benefits equal to a multiple of his or her annual compensation (including bonus) and continuation of certain benefits for a number of years equal to the multiple. The multiple is three for Mr. Decker and two for the other executives (or, in either case, the shorter number of years until the executive's normal retirement date). The executives are entitled to an additional payment, if necessary, to make them whole as a result of any excise tax imposed by the Code on certain change of control payments (unless the safe harbor amount above which the excise tax is imposed is not exceeded by more than 10%, in which event the payments will be reduced to avoid the excise tax).

     In October 1999, the Company made loans to certain officers and other employees (including the Named Executive Officers), the proceeds of which were used to pay federal and state withholding tax due in connection with the accelerated vesting on October 1, 1999 of certain shares of restricted stock previously granted to such officers and other employees. Because the tax payments were due at a time shortly prior to the announcement of the Company's year-end results when such officers and other employees were not permitted to trade in Conexant Common Stock, the Company made the loans available to these individuals to allow them to pay the taxes without selling their shares of restricted stock. The loans bear interest at a rate of 5.54% and are due on December 1, 2001. The loan to Mr. Decker was in the amount of $232,052 and the loan to each of Messrs. Halim, Beguwala, Iyer and Rhodes was in the amount of $126,612. Mr. Iyer repaid his loan in December 1999.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is further information on grants to the Named Executive Officers of stock options pursuant to the 1999 LTIP during the fiscal year ended September 30, 2000, which are reflected in the Summary Compensation Table on page 12.

                                                OPTION GRANTS
                       ----------------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                          NUMBER OF      PERCENTAGE OF TOTAL                               AT ASSUMED ANNUAL RATES OF
                         SECURITIES        OPTIONS GRANTED                                STOCK PRICE APPRECIATION FOR
                         UNDERLYING          TO CONEXANT       EXERCISE OR                         OPTION TERM
                       OPTIONS GRANTED        EMPLOYEES        BASE PRICE    EXPIRATION   -----------------------------
        NAME              (SHARES)         IN FISCAL 2000      (PER SHARE)      DATE           5%              10%
        ----           ---------------   -------------------   -----------   ----------   -------------   -------------
Dwight W. Decker.....      500,000(1)           1.64%           $110.375      2/9/2010     $34,707,121     $87,954,661
                           500,000(2)           1.64              36.500     7/23/2010      11,477,327      29,085,800
                           250,000(3)           0.82              36.500     7/23/2010       5,738,663      14,542,900

Raouf Y. Halim.......      225,000(1)           0.74             110.375      2/9/2010      15,618,205      39,579,598
                           225,000(2)           0.74              36.500     7/23/2010       5,164,797      13,088,610
                           375,000(4)           1.23              36.500     7/23/2010       8,607,995      21,814,350

Moiz M. Beguwala.....      150,000(1)           0.49             110.375      2/9/2010      10,412,137      26,386,399
                            75,000(5)           0.25              36.500     7/23/2010       1,721,599       4,362,870

Balakrishnan S.
  Iyer...............      175,000(1)           0.58             110.375      2/9/2010      12,147,493      30,784,132
                           175,000(2)           0.58              36.500     7/23/2010       4,017,064      10,180,030
                           150,000(3)           0.49              36.500     7/23/2010       3,443,198       8,725,740

F. Matthew Rhodes....      150,000(1)           0.49             110.375      2/9/2010      10,412,137      26,386,399
                           150,000(2)           0.49              36.500     7/23/2010       3,443,198       8,725,740

------------------------------
(1) Options were granted on February 10, 2000 and become exercisable in four substantially equal annual installments beginning on February 10, 2001.

(2) Options were granted on July 24, 2000 and become exercisable in four substantially equal annual installments beginning on July 24, 2001.

(3) Options were granted on July 24, 2000 and 50% become exercisable two years after the date of grant and then 25% become exercisable each twelve months thereafter.

(4) Options were granted on July 24, 2000 and become exercisable on July 24, 2008, provided that such options may become exercisable earlier upon satisfaction of individual performance criteria for Mr. Halim established by the Board of Directors.

(5) Options were granted on July 24, 2000 and 50% become exercisable one year after the date of grant and 50% become exercisable two years after the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

     Shown below is information with respect to (i) exercises by the Named Executive Officers during fiscal year 2000 of options to purchase the Company's Common Stock granted under the Company's 1998 Stock Option Plan or the 1999 LTIP and (ii) the unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers in fiscal year 2000 and prior years and held by them at September 30, 2000.

                                                       NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                          OPTIONS HELD AT            IN-THE-MONEY OPTIONS AT
                          SHARES                        SEPTEMBER 30, 2000            SEPTEMBER 30, 2000(1)
                         ACQUIRED        VALUE      ---------------------------    ---------------------------
         NAME           ON EXERCISE    REALIZED     EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----           -----------   -----------   -----------   -------------    -----------   -------------
Dwight W. Decker......    370,964     $24,009,426     420,946       2,997,640(2)   $14,122,827    $61,172,398(2)
Raouf Y. Halim........    139,378       9,017,330          --       1,495,454(2)            --     25,283,213(2)
Moiz M. Beguwala......    133,404      10,399,212          --         841,182(2)            --     20,576,394(2)
Balakrishnan S.
  Iyer................    175,000      12,114,885          --       1,025,000               --     18,792,942
F. Matthew Rhodes.....     50,000       3,219,220      25,000         525,000          811,717      8,111,707

------------------------------
(1) Based on the closing price of the Company's Common Stock on the Nasdaq National Market on September 29, 2000 ($41.875).

(2) Includes options that were granted by Rockwell prior to the Distribution and were converted into options to purchase the Company's Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to preserve the aggregate intrinsic value of the options.

RETIREMENT BENEFITS

     The Company does not sponsor a defined benefit pension plan for salaried employees. However, all of the Named Executive Officers, other than Mr. Iyer, participate in Rockwell's defined benefit pension plan which qualifies under
Section 401(a) of the Code. Pursuant to an agreement entered into between Conexant and Rockwell at the time of the Distribution and providing for certain matters relating to employees, employee benefit plans and compensation arrangements for current and former employees of Conexant and their beneficiaries (the "Company Participants"), the participating Named Executive Officers have a fully non-forfeitable right in their benefits under the Rockwell pension plan accrued as of the time of the Distribution.

     The following table shows the estimated aggregate annual retirement benefits payable on a straight life annuity basis to participating employees, in the earnings and years of service classifications indicated, under the Rockwell pension plan which, at the time of the Distribution, covered most officers and other salaried employees of the Company on a noncontributory basis. Such benefits reflect termination of benefit accrual on December 31, 1998 and a reduction to recognize in part the cost of Social Security benefits related to service for Rockwell. The plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

                                           ESTIMATED ANNUAL RETIREMENT BENEFITS FOR
                                                  YEARS OF SERVICE INDICATED
                                          -------------------------------------------
        AVERAGE ANNUAL EARNINGS           2 YEARS    5 YEARS    10 YEARS    25 YEARS
        -----------------------           --------   --------   ---------   ---------
$100,000................................  $ 4,985    $12,620    $ 25,254    $ 42,096
$200,000................................   10,359     25,906      51,836      86,916
$300,000................................   15,645     39,280      78,594     132,096
$500,000................................   26,305     65,940     131,934     222,096

     Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plan generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.

     The credited years of service of Messrs. Decker, Halim, Beguwala and Rhodes are 10, 7, 25 and 2 years, respectively.

     Sections 401(a)(17) and 415 of the Code limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, Rockwell has established supplemental plans which authorize the payment out of its general funds of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections. Pursuant to the agreement entered into between the Company and Rockwell, Rockwell retained all liabilities accrued as of the close of business on December 31, 1998 with respect to Company Participants under such supplemental plans of Rockwell.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on November 30, 2000 by each director and Named Executive Officer and all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

                  BENEFICIAL OWNERSHIP AS OF NOVEMBER 30, 2000

                                                                          COMMON STOCK
                                                              ------------------------------------
                            NAME                              SHARES(1)        PERCENT OF CLASS(2)
                            ----                              ---------        -------------------
Donald R. Beall.............................................  1,298,440(3,4,5)         --*
Richard M. Bressler.........................................    107,686(5,6)           --*
Dwight W. Decker............................................  1,773,916(3,5,7)         --*
F. Craig Farrill............................................     43,760(5,8)           --*
Jerre L. Stead..............................................     23,760(5,8)           --*
Raouf Y. Halim..............................................    433,762(3,5)           --*
Moiz M. Beguwala............................................    293,146(3,5)           --*
Balakrishnan S. Iyer........................................    186,803(3,5)           --*
F. Matthew Rhodes...........................................    111,678(3,5)           --*
All of the above and other executive
  officers as a group (22 persons)..........................  5,652,744(3,5)           2.3%

------------------------------
 *  Less than 1%

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated. Each person's address is the address of the Company.

(2) For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares of which such person has a right to acquire beneficial ownership within 60 days have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Includes shares held under the savings plans of the Company and Rockwell as of November 30, 2000. Does not include the following: 4,071; 767; 702, 137; 20; and 6,688 share equivalents for Messrs. Decker, Halim, Beguwala, Iyer, Rhodes and the group, respectively, held under the Company's and Rockwell's supplemental savings plans as of November 30, 2000.

(4) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    20,152 shares held for the benefit of family members and 10,000 shares owned by the Donald and Joan Beall Foundation, of which Mr. Beall is President and a director. Does not include 288,208 shares of Common Stock that may be acquired upon exercise of stock options transferred to family members who are the beneficial owners thereof.

(5) Includes shares that may be acquired upon the exercise of outstanding stock options within 60 days as follows: 1,118,316; 44,254; 1,648,586; 40,000;
    20,000; 410,454; 262,138; 175,000; 100,000; and 4,910,294
    for Messrs. Beall, Bressler, Decker, Farrill, Stead, Halim, Beguwala, Iyer, Rhodes and the group, respectively.

(6) Includes 1,784 shares of Conexant Common Stock issued in the Distribution in respect of restricted shares of Rockwell common stock granted to Mr. Bressler under the Rockwell Directors Plan.

(7) Includes 8,204 shares in respect of shares of Rockwell common stock granted to Mr. Decker as restricted stock in partial payment of long-term incentive payments earned for the three-year performance period ended September 30, 1997.

(8) Includes 3,760 shares of Conexant Common Stock granted to each of Messrs. Farrill and Stead as restricted stock under the Directors Plan.

     With the exception of Wells Fargo Bank, N.A., Los Angeles, California, as trustee under the Rockwell Savings Plan, which held approximately 9% of the outstanding shares of the Company's Common Stock as of November 30, 2000, there are no persons known to Conexant to be "beneficial owners" (as that term is defined in the rules of the Securities and Exchange Commission) of more than 5% of any class of the Company's voting securities outstanding as of November 30, 2000. Shares held by the trustee of the Rockwell Savings Plan on account of the participants in such plan will be voted by the trustee in accordance with instructions from the participants (either in writing or by means of the Company's telephone or Internet voting procedures), and where no instructions are received, as the trustee deems proper.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (PROPOSAL 2)

     Deloitte & Touche LLP have been the Company's independent auditors since 1998 and, at the recommendation of the Audit Committee of the Board, have been selected by the Board of Directors as the Company's independent auditors for the fiscal year ending September 30, 2001.

     Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including its performance for Conexant and Rockwell in prior years and its reputation for integrity and for competence in the fields of accounting and auditing.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareowners.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CURRENT YEAR. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT.

OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, officers and 10% shareowners are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that during fiscal year 2000 its directors, officers and 10% shareowners timely filed all forms required to be filed under Section 16(a).

2002 SHAREOWNER PROPOSALS OR NOMINATIONS

     Shareowners of the Company may submit proposals that they believe should be voted upon at the Company's Annual Meetings of Shareowners or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act, some shareowner proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2002 Annual Meeting of Shareowners. To be eligible for inclusion in the Company's 2002 Proxy Statement, any such shareowner proposals must be submitted in writing to the Secretary of the Company no later than September 12, 2001. The submission of a shareowner proposal does not guarantee that it will be included in the Company's Proxy Statement.

     With respect to the Company's 2002 Annual Meeting, under the Company's By-laws, a shareowner proposal or nomination must be submitted in writing to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary of the 2001 Annual Meeting, unless the date of the 2002 Annual Meeting of Shareowners is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2001 Annual Meeting. For the Company's 2002 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than November 1, 2001 and no later than December 1, 2001. If the date of the 2002 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2001 Annual Meeting, the shareowner must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2002 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2002 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The shareowner's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareowner's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2002 Annual Meeting. If the shareowner does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareowner. Shareowners should contact the Secretary of the Company in writing at 4311 Jamboree Road, Newport Beach, California 92660-3095 to make any submission or to obtain additional information as to the proper form and content of submissions.

ANNUAL REPORT TO SHAREOWNERS AND FINANCIAL STATEMENTS

     Copies of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, including financial statements (the "Form 10-K") (without exhibits), and the Company's 2000 Annual Report to Shareowners are being mailed to the Company's shareowners together with this Proxy Statement. Additional copies of the Form 10-K will be furnished to interested shareowners, without charge, upon written request. Exhibits to the Form 10-K will be furnished upon written request and payment of a fee of ten cents per page covering the Company's costs. Written requests should be directed to the Company at 4311 Jamboree Road, Newport Beach, California 92660-3095, Attention: Investor Relations. The Company's 2000 Annual Report to Shareowners, the Form 10-K and this Proxy Statement are also available on Conexant's Investor Relations Website (http://www.conexant.com).

OTHER MATTERS

     At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Company without additional compensation. The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

January 10, 2001

                                                                      APPENDIX A

                             CONEXANT SYSTEMS, INC.

                            AUDIT COMMITTEE CHARTER
                          AS AMENDED DECEMBER 20, 2000

     The Audit Committee has been constituted by the Board of Directors to assist the Board of Directors in overseeing (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and (3) the independence and performance of the Corporation's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc., shall have the following powers and duties and shall report thereon to the Board of Directors:

        (1) For each fiscal year:

           (a) to select and recommend employment of, subject to the approval of the shareowners, independent public accountants to audit the books, records, accounts and financial statements of this Corporation and its subsidiaries, which independent public accountants are ultimately accountable to the Board of Directors and the Audit Committee who act as representatives of the shareowners of this Corporation; and

           (b) to take, or to recommend that the Board of Directors of this Corporation take, appropriate action to oversee the independence of the independent public accountants;

        (2) To review with the independent public accountants:

           (a) the scope of their annual audit of this Corporation's financial statements;

           (b) this Corporation's quarterly and annual financial statements before their release;

           (c) the adequacy of this Corporation's system of internal controls and any recommendations of the independent public accountants with respect thereto;

           (d) any comments they may have on major issues related to their audit activities, restrictions, if any, imposed on their work and the cooperation they received during the audit;

           (e) the matters required to be discussed by Statement on Auditing Standards No. 1 (Communication with Audit Committees); and

           (f) a formal written statement prepared by the independent public accountants delineating all relationships between the independent public accountants and this Corporation consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants;

        (3) To review and approve the fees charged, and the scope and extent of any non-audit services performed, by the independent public accountants;

        (4) To review with this Corporation's Director of Internal Audit (however titled, the "General Auditor"):

           (a) the scope of the annual internal audit plan and the results of completed internal audits; and

           (b) any comments the General Auditor may have on major issues related to the internal audit activities or restrictions, if any, imposed thereon;

        (5) To monitor compliance by the employees of this Corporation with this Corporation's Standards of Business Conduct policies;

        (6) To meet with this Corporation's Chief Executive Officer, Chief Financial Officer, General Counsel and other management personnel to review any issues related to this Corporation's financial reporting, internal controls, Standards of Business Conduct policies or other matters within the scope of the Audit Committee's duties; and

        (7) To investigate any matter brought to its attention within the scope of its duties and to engage consultants or independent counsel in connection therewith as the Audit Committee deems appropriate.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those duties are the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Corporation's Standards of Business Conduct policies.

Where a vote is not specified, the proxies will vote the       Please mark
shares represented by the proxy FOR the election of            your votes as [X]
directors and FOR proposal 2 and will vote in                  indicated in
accordance with their discretion on such other matters         this example
as may properly come before the meeting.

1. ELECTION OF TWO DIRECTORS - Nominees:

   (01) D.R. Beall   (02) J.L. Stead

                          WITHHOLD
        FOR               FOR ALL
        [ ]                 [ ]

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

   -----------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF AUDITORS

        FOR      AGAINST      ABSTAIN
        [ ]        [ ]          [ ]

I/We consent to future access of the    [ ]        I/We plan to attend the   [ ]
Annual Reports and Proxy Materials                 meeting. Please send an
electronically via the Internet. I/We              Admittance Card.
understand that the Company may no
longer distribute printed materials                Comments on other side    [ ]
to me/us for any future shareowner
meeting until such consent is revoked.
I/We understand that I/we may revoke
my/our consent at any time.



SIGNATURE________________SIGNATURE IF HELD JOINTLY______________DATE:_____, 2001

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:
================================================================================
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt
If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
================================================================================
                                       OR
================================================================================
    VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
     There is NO CHARGE to you for this call. Have your proxy card in hand.
    You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1, Election of Directors:    To vote FOR ALL nominees, press 1, to
                                      WITHHOLD FOR ALL nominees, press 9.
                                      To WITHHOLD FOR AN INDIVIDUAL nominee,
                                      press 0 and listen to the instructions.

Proposal 2, Ratification of Auditors: To vote FOR, press 1; AGAINST, press 9;
                                      ABSTAIN, press 0.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
================================================================================
                                       OR
================================================================================
VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.
================================================================================
                             THANK YOU FOR VOTING.

TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                     PROXY

                             CONEXANT SYSTEMS, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dwight W. Decker and Dennis E. O'Reilly, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Conexant Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held on February 28, 2001, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

Comments:   ______________________________________________________________

            ______________________________________________________________

            ______________________________________________________________

            ______________________________________________________________
              (If you have written in the above space, please mark
                     the "Comments" box on the other side.)

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                               Please mark
                                                               your votes as [X]
                                                               indicated in
                                                               this example
1. ELECTION OF TWO DIRECTORS - Nominees:

   (01) D.R. Beall   (02) J.L. Stead

                          WITHHOLD
        FOR               FOR ALL
        [ ]                 [ ]

2. RATIFICATION OF APPOINTMENT OF AUDITORS

        FOR      AGAINST      ABSTAIN
        [ ]        [ ]          [ ]

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

   -----------------------------------------------------------------------------

I/We consent to future access of the    [ ]        I/We plan to attend the   [ ]
Annual Reports and Proxy Materials                 meeting. Please send an
electronically via the Internet. I/We              Admittance Card.
understand that the Company may no
longer distribute printed materials
to me/us for any future shareowner
meeting until such consent is revoked.
I/We understand that I/we may revoke
my/our consent at any time.



SIGNATURE________________SIGNATURE IF HELD JOINTLY______________DATE:_____, 2001

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign. PLEASE SIGN, DATE, AND RETURN THE DIRECTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:
================================================================================
                VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
   Follow the instructions at our Website Address: http://www.eproxy.com/cnxt
If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.
================================================================================
                                       OR
================================================================================
    VOTE BY PHONE: FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE 1-800-840-1208
            ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
   There is NO CHARGE to you for this call. Have your direction card in hand.
    You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1, Election of Directors:    To vote FOR ALL nominees, press 1, to
                                      WITHHOLD FOR ALL nominees, press 9.
                                      To WITHHOLD FOR AN INDIVIDUAL nominee,
                                      press 0 and listen to the instructions.

Proposal 2, Ratification of Auditors: To vote FOR, press 1; AGAINST, press 9;
                                      ABSTAIN, press 0.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.
                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
================================================================================
                                       OR
================================================================================
 VOTE BY DIRECTION CARD: Mark, sign and date your direction card and return it promptly in the enclosed envelope.
NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card.
================================================================================
                             THANK YOU FOR VOTING.

TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
http://www.conexant.com

                                 DIRECTION CARD

                       CONEXANT HOURLY 401K SAVINGS PLAN
                 TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Conexant Hourly 401K Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT IN THE SAME PROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED VOTING DIRECTIONS FROM THE OTHER PLAN PARTICIPANTS.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 DIRECTION CARD

                      CONEXANT SALARIED 401K SAVINGS PLAN
                 TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Conexant Salaried 401K Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT IN THE SAME PROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED VOTING DIRECTIONS FROM THE OTHER PLAN PARTICIPANTS.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 DIRECTION CARD

                   ROCKWELL SALARIED RETIREMENT SAVINGS PLAN
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Salaried Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, WELLS FARGO BANK, N.A., TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT AS IT DEEMS PROPER.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 DIRECTION CARD

             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, WELLS FARGO BANK, N.A., TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT AS IT DEEMS PROPER.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 DIRECTION CARD

               ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR
                          REPRESENTED HOURLY EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, WELLS FARGO BANK, N.A., TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT AS IT DEEMS PROPER.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 DIRECTION CARD

            ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, WELLS FARGO BANK, N.A., TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT AS IT DEEMS PROPER.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 DIRECTION CARD

       ROCKWELL RETIREMENT SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES
                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Retirement Savings Plan for Represented Hourly Employees (the "Plan") at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 28, 2001, or any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

         PLEASE VOTE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD BY FEBRUARY 23, 2001. IF YOU DO NOT PROPERLY VOTE BY THAT DATE, WELLS FARGO BANK, N.A., TRUSTEE FOR THE PLAN, WILL VOTE THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT AS IT DEEMS PROPER.

       (Continued, and to be marked, dated and signed, on the other side)

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